BRIDGE BUILDER TRUST

Bridge Builder Transition Fund

Ticker: BBBBX

Supplement dated November 23, 2020

to the Statement of Additional Information (the “SAI”)

dated October 28, 2020

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

At a meeting of the Board of Trustees (the “Board”) of the Bridge Builder Trust (the “Trust”) on November 11-12, 2020, the Board took the following actions with respect to Trustees and Executive Officers of the Trust:

1.

Accepted the resignation of Janice L. Innis-Thompson as a Trustee of the Trust, a member of the Trust’s Audit Committee, and a member and Chair of the Trust’s Governance and Nominating Committee, effective as of the end of the day on November 30, 2020;

2.	Appointed Michelle M. Keeley as the Chair of the Trust’s Governance and Nominating Committee, effective December 1, 2020;

3.	Accepted the resignation of Helge K. Lee as Secretary of the Trust effective as of the end of the day on November 30, 2020; and

4.	Appointed Scott K. Richardson as the Secretary of the Trust effective December 1, 2020.

Accordingly, effective December 1, 2020, the SAI is hereby supplemented and revised as follows:

1.	All references to Ms. Innis-Thompson and Mr. Helge K. Lee in the SAI are hereby deleted.

2.	The following row is hereby added to the “Officers of the Trust” section of the table under the caption entitled “Trustees and Executive Officers” in the SAI:

Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Scott K. Richardson (Born: 1966) 12555 Manchester Road St. Louis, MO 63131	Secretary	Indefinite Term; Since December 2020	Associate General Counsel, Edward Jones (since July 2020); Senior Vice President and Chief Legal and Regulatory Officer/General Counsel at Foresters Financial Holding Company, Inc. (September 2018 – June 2020); Executive Director at Morgan Stanley Wealth Management (2005 –2018).	N/A	N/A

3.

The following replaces the information regarding Ms. Innis-Thompson in the section of the SAI under the caption entitled “TRUSTEES AND EXECUTIVE OFFICERS – Additional Information Concerning the Board – Board Structure, Leadership.”

Michelle M. Keeley, an Independent Trustee, serves as Chair of the Governance and Nominating Committee of the Trust.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE